                                    SECURITIES AND EXCHANGE COMMISSION

                                                    Washington, D.C.  20549

                                                                 FORM 8-K

                                                          CURRENT REPORT

                                             Pursuant to Section 13 or 15(d) of the

                                                 Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported):  July 7, 2003

                                                         McMoRan Exploration Co.

                  Delaware

          001-07791

  72-1424200

  (State or other

        (Commission

(IRS Employer

  jurisdiction of

         File Number)

Identification

  incorporation or

                 Number)

  organization)

                                                             1615 Poydras Street

                                                    New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Item 5. Other Events and Regulation FD Disclosure

McMoRan Exploration Co. issued a press release dated July 7, 2003 announcing the sale of an additional $30 million of 6% Convertible Senior Notes and the completion of its $130 million Convertible Senior Note Offering (Exhibit 99.1).

SIGNATURE

------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

McMoRan Exploration Co.

By:    /s/    C. Donald Whitmire, Jr.

     -------------------------------------

                 C. Donald Whitmire, Jr.

           Vice President & Controller-

                   Financial Reporting

             (authorized signatory and

            Principal Accounting Officer)

Date:  July 7, 2003

McMoRan Exploration Co.

Exhibit Index

Exhibit

Number

99.1

  Press Release dated July 7, 2003  “McMoRan Exploration Co. Announce Sale of an Additional $30,000,000 of 6% Convertible Senior Notes due 2008, Completing $130,000,000 Convertible Note Offering.”